SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

              Current Report Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 10, 2004


                       InKine Pharmaceutical Company, Inc.
                       -----------------------------------
             (Exact name of Registrant as specified in its charter)


                                    New York
         --------------------------------------------------------------
         (State or other jurisdiction of incorporation or organization)


         0-24972                                   13-3754005
  -----------------------------------------------------------------------------
  (Commission File Number)              (I.R.S. Employer Identification Number)

                            1787 Sentry Parkway West
                             Building 18, Suite 440
         Blue Bell, Pennsylvania                          19422
       ------------------------------------------------------------
         (Address of principal executive offices)       (Zip Code)


                            (215)283-6850
          ------------------------------------------------------
            (Registrant's telephone number, including area code)

Item 7.    Financial Statements and Exhibits.
           ----------------------------------

       (a)    Financial statements of businesses acquired.

       None.

       (b)    Pro forma financial information.

       None.

       (c)    Exhibits.

       99.1   Press release, dated May 10, 2004.

Item 12.      Results of Operations and Financial Condition.

       On May 10, 2004, InKine Pharmaceutical Company, Inc. issued a press release announcing its results of operations for the three months ended March 31, 2004. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference into this Item. In the press release, the Company has provided a non-GAAP financial measure that reflects what the Company's earnings would have been for the quarter ended March 31, 2004 if no costs had been incurred for the withdrawn public offering and purported class action lawsuit. The Company has provided this financial measure in order to allow investors to compare its financial results for the three months ended March 31, 2004 to its financial results for prior periods without giving effect to this non-recurring charge.

       The information contained in Item 12 of this Current Report on Form 8-K (including the press release) is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information contained in Item 12 of this Current Report on Form 8-K (including the press release) shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in any such filing.

                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.



                                           INKINE PHARMACEUTICAL COMPANY, INC.



                                           By: /s/  Robert F. Apple
                                           -----------------------------------
                                           Robert F. Apple
                                           Chief Operating and Financial Officer



Dated:     May 10, 2004

EXHIBIT INDEX
-------------

99.1   Press release, dated May 10, 2004